Exhibit 99.1

Kalaris Therapeutics Announces

Oversubscribed $50.0 Million Private Placement

BERKELEY HEIGHTS, N.J., December 17, 2025 (GLOBE NEWSWIRE) – Kalaris Therapeutics, Inc. (NASDAQ: KLRS) (“Kalaris”), a clinical-stage biopharmaceutical company dedicated to the development and commercialization of treatments for prevalent retinal diseases, today announced that it has entered into a securities purchase agreement with a select group of institutional accredited investors to sell securities in a private placement for aggregate gross proceeds of approximately $50.0 million, before deducting placement agent fees and other offering expenses.

The private placement includes participation from both new and existing investors, including ADAR1 Capital Management, Coastlands Capital, Invus, RTW Investments, Samsara BioCapital, Woodline Partners LP and others.

In the private placement, pursuant to the terms of the securities purchase agreement, Kalaris is selling an aggregate of (i) 4,200,000 shares of its common stock at a price of $10.00 per share and, (ii) in lieu of common stock to certain investors, pre-funded warrants to purchase 800,000 shares of Common Stock at a price of $9.9999 per pre-funded warrant. Each pre-funded warrant has an exercise price of $0.0001 per share, will be exercisable at any time after the date of issuance, subject to certain beneficial ownership limitations set by each holder, and will remain exercisable until exercised in full. The per share price of the securities to be sold in the private placement were priced at a premium to the closing price of Kalaris’ common stock on The Nasdaq Global Market over the prior five trading days. The private placement is expected to close on or about December 19, 2025, subject to satisfaction of customary closing conditions.

Based on its current operating plans, Kalaris expects its existing cash, cash equivalents, and short term investments, together with the net proceeds from the private placement, will enable it to fund operations into the third quarter of 2027. Kalaris intends to use the net proceeds from the private placement, together with its existing cash, cash equivalents, and short term investments to advance the clinical development of TH103 for neovascular AMD and for working capital and other general corporate purposes.

Morgan Stanley and Leerink Partners are acting as lead placement agents in the private placement. William Blair is also acting as placement agent in the private placement.

The securities being issued and sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Pursuant to the securities purchase agreement, Kalaris and the investors agreed to enter into a registration rights agreement, pursuant to which Kalaris has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock and the shares of common stock issuable upon exercise of the pre-funded warrants issued in the private placement.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Kalaris Therapeutics

Kalaris Therapeutics is a clinical-stage biopharmaceutical company dedicated to the development and commercialization of treatments for prevalent retinal diseases. Founded by renowned scientist Dr. Napoleone Ferrara, whose pioneering research led to the development of anti-VEGF therapy, the company is committed to advancing novel therapeutic approaches for patients with sight-threatening retinal conditions with major unmet medical needs.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risk and uncertainties. All statements, other than statements of historical fact, contained in this press release, including statements regarding the anticipated closing of the private placement; the anticipated use of proceeds from the private placement; the sufficiency of Kalaris’ cash resources for the period anticipated; the filing of a registration statement to register the resale of the shares and pre-funded warrants to be issued and sold in the private placement; and future expectations, plans and prospects for Kalaris, are forward-looking statements, The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on current expectations and beliefs of the management of Kalaris as well as assumptions made by, and information currently available to, the management of Kalaris and are subject to risks and uncertainties. There can be no assurance that future developments affecting Kalaris will be those that it has anticipated. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: risks associated with the clinical development and regulatory approval of TH103, including potential delays in the completion of clinical trials; expectations regarding the therapeutic benefits, clinical potential and clinical development of TH103; the timing of and Kalaris’ ability to enroll patients in clinical trials; whether results from preclinical studies and initial data from early clinical trials will be predictive of the final results of the clinical trials or future trials; risks related to the inability of Kalaris to obtain sufficient additional capital to continue to advance its product candidate; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from any product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; the ability to obtain, maintain, and protect intellectual property rights related to product candidates; changes in regulatory requirements and government incentives; Kalaris’ competitive position and expectations regarding developments and projections relating to its competitors and any competing therapies that are or become available; the risk of involvement in current and future litigation; general economic, political, industry and market conditions; and such other factors as are set forth in Kalaris’ public filings with the SEC, including, but not limited to, those described under the heading “Risk Factors”. Kalaris may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. The forward-looking statements contained in this press release are made as of the date of this press release, and Kalaris does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Kalaris Therapeutics Investor Contact:

Corey Davis, Ph.D.

LifeSci Advisors, LLC

+1 212 915 2577

cdavis@lifesciadvisors.com

ir@kalaristx.com